UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

Fiesta Restaurant Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the Offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

Investor Relations Contact:

Raphael Gross

203-682-8253

investors@frgi.com

Media Relations Contact:

Phil Denning

646-277-1258

Phil.Denning@icrinc.com

Additional Investor Contact:

Bob Marese

212-929-5500

bmarese@mackenziepartners.com

Leading Proxy Advisory Firm ISS Recommends Fiesta Shareholders Vote “FOR” All Fiesta Director Nominees

ISS Notes Dissident’s Failure to Make Compelling Case for Change

Fiesta Urges Shareholders to Follow ISS’ Recommendation and Vote on the WHITE Proxy Card

DALLAS, Texas (May 30, 2017) – Fiesta Restaurant Group, Inc. (“Fiesta” or the “Company”) (NASDAQ: FRGI), parent company of the Pollo Tropical® and Taco Cabana® fast casual restaurant brands, announced today that leading independent proxy advisory firm Institutional Stockholder Services (“ISS”) has recommended that Fiesta shareholders vote on the WHITE proxy card “FOR” all of the Company’s highly qualified slate of nominees: Barry J. Alperin, Stephen P. Elker and Brian P. Friedman. ISS recommended that stockholders do not vote for the two nominees proposed by a dissident group of several activist hedge funds led by JCP Investment Management, LLC (collectively, the “Pappas Group” or “JCP”) at the Company’s June 7, 2017 Annual Meeting of Shareholders.

In recommending that Fiesta shareholders vote “FOR” Messrs. Alperin, Elker and Friedman in its May 26, 2017 report, ISS said1:

●	“The dissident has failed to make a compelling case that change at the board level is necessary at this time.”

●	“[It] appears the board had already recognized and begun addressing the problems at hand, particularly the problems stemming from the expansion plan, by the time the dissident began its engagement, and has since taken appropriate steps to course-correct.”

●	“The company expanded its board by adding Stockinger and two new directors with extensive backgrounds in the restaurant industry: Paul Twohig, formerly of Dunkin' Donuts, Starbucks and Panera Bread; and Nicholas [Shepherd], who had been CEO of TGI Friday's.”

●	“As such, the dissident has not presented a compelling case that additional change is necessary at this time; therefore votes on the WHITE card for all management nominees are warranted.”

Commenting on the ISS report, Fiesta Board Chair, Stacey Rauch, issued the following statement:

“We are pleased that ISS supports and recommends the reelection of Fiesta’s experienced and engaged incumbent director nominees, recognizes the strength of the recently implemented Renewal Plan, and ultimately concludes that change to the Company’s Board of Directors is not warranted. ISS’ recommendation notes the ‘vigorous corrective actions’ Fiesta’s Board has taken, especially those actions taken prior to the dissident group’s engagement, to ensure that the Company has the right leadership team and right strategy in place to maximize value for all shareholders.”

Richard Stockinger, Fiesta’s CEO, President and Director, added, “ISS’ recommendation reaffirms my belief that Fiesta has the right Board in place to oversee the ongoing implementation of the Renewal Plan, which is already yielding positive results. I look forward to continuing the execution of this detailed plan to revitalize our great brands, deliver a great dining experience to our valued guests and create long-term value for all of our shareholders.”

1 Permission to use quotations neither sought nor obtained.

With the Annual Meeting rapidly approaching, Fiesta urges shareholders to protect the value of their investment by voting today “FOR” ALL of the Company’s highly-qualified director nominees on the WHITE proxy card: Barry J. Alperin, Stephen P. Elker and Brian P. Friedman.

Shareholders can vote by completing, dating and signing the Company-provided WHITE proxy card, or by telephone or the internet by following the instructions on the WHITE proxy card.

If you have questions or need assistance voting your shares please contact:

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

About Fiesta Restaurant Group, Inc.

Fiesta Restaurant Group, Inc. is the parent company of the Pollo Tropical and Taco Cabana restaurant brands. The brands specialize in the operation of fast-casual restaurants that offer distinct and unique tropical and Mexican inspired flavors with broad appeal at a compelling value. For more information about Fiesta Restaurant Group, Inc., visit the corporate website at www.frgi.com.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2017 Annual Meeting of Stockholders. The Company has filed a proxy statement and white proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2017 Annual Meeting of Stockholders. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge at the Company’s website at www.frgi.com in the section “Investor Relations.”

Forward-Looking Statements

Except for the historical information contained in this news release, the matters addressed are forward-looking statements. Forward-looking statements, written, oral or otherwise made, represent Fiesta’s expectation or belief concerning future events. Without limiting the foregoing, these statements are often identified by the words “may,” “might,” “believes,” “thinks,” “anticipates,” “plans,” “expects,” “intends” or similar expressions. In addition, expressions of Fiesta’s strategies, intentions or plans are also forward-looking statements. Such statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond Fiesta’s control. Investors are referred to the full discussion of risks and uncertainties as included in Fiesta’s filings with the Securities and Exchange Commission.